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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: July 31, 2002
              Date of Earliest Event Reported: May 21, 2002


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

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Item 5.    Other Events

On May 21, 2002, The Pep Boys - Manny, Moe & Jack (the "Company") issued and sold $150,000,000 principal amount of 4.25% convertible senior notes due
June 1, 2007 (the "Notes") in private transactions to qualified institutional buyers. The Company intends to file a registration statement on Form S-3 to register the resale of the Notes and the common stock issuable upon conversion of the Notes. Rule 3-10 of Regulation S-X will require the Company's financial statements incorporated by reference into that filing to include certain financial information regarding the subsidiaries of the Company that have guaranteed the Notes. The Company has reissued its consolidated balance sheets as of February 2, 2002 and February 3, 2001 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended February 2, 2002 to add "Note 12- Supplemental Guarantor Information- Convertible Senior Notes" to include, among other things, the guarantor financial information that will be required for the Company's Form S-3 registration statement. The reissued financial statements are filed as an exhibit to this Current Report.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibits are filed with this report.

Exhibit No. 23.1                Consent of Deloitte & Touche LLP

Exhibit No. 99.1                Consolidated balance sheets as of
                                February 2, 2002 and February 3, 2001 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended
                                February 2, 2002, Financial Schedule II -
                                Valuation and Qualifying Accounts and Reserves and Independent Auditors' Report



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ George Babich, Jr.
                               --------------------------------------
                               George Babich, Jr.
                               President
                               and Chief Financial Officer


Date:  July 31, 2002

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                                CERTIFICATION

        Each of the undersigned certifies that this report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



                                        /s/ Mitchell G. Leibovitz
                                        ----------------------------------

                                        Mitchell G. Leibovitz,
                                        Chief Executive Officer

                                        /s/ George Babich, Jr.
                                        ----------------------------------

                                        George Babich, Jr.,
                                        Chief Financial Officer


Date: July 31, 2002


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                                  EXHIBIT INDEX


Exhibit
Number                          Description
-------                         --------------

23.1                            Consent of Deloitte & Touche LLP

99.1                            Consolidated balance sheets as of
                                February 2, 2002 and February 3, 2001 and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended February 2, 2002, Financial Schedule II - Valuation and Qualifying accounts and Reserves and Independent Auditors' Report